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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): JANUARY 27, 2004

                              OWENS-ILLINOIS, INC.
               (Exact Name of Registrant as Specified in Charter)

           DELAWARE                    1-9576                    22-2781933
        ---------------             ---------------            ---------------
(State or Other Jurisdiction of       (Commission             (I.R.S. Employer
        Incorporation)                File Number)           Identification No.)


                                   ONE SEAGATE
                               TOLEDO, OHIO 43666
                    (Address of Principal Executive Offices)

                              --------------------

                                 (419) 247-5000
              (Registrant's telephone number, including area code)

                              --------------------

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ITEM 5.           OTHER EVENTS AND

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  On January 27, 2004, Owens-Illinois, Inc. issued a press release setting forth its results of operations for the year ended December 31, 2003. A copy of Owens-Illinois, Inc.'s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 27, 2004               OWENS-ILLINOIS, INC.
                                      (registrant)


                                      By: /s/ Edward C. White
                                          -------------------------------
                                          Name: Edward C. White
                                          Its: Senior Vice President of
                                               Finance and Administration


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                                  EXHIBIT INDEX


Exhibit 99.1        Press Release dated January 27, 2004 of Owens-Illinois, Inc.